UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 29, 2003

(Date of Earliest Event Reported: July 28, 2003)

Commission File No. 1-12785

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	31-1486870
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Nationwide Plaza

Columbus, Ohio 43215

(614) 249-7111

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

Item 5. Other Matters

On July 28, 2003, Nationwide Financial Services, Inc. (NFS) issued a press release reporting its financial results for the three and six months ended June 30, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press release dated July 28, 2003 reporting financial results for the three and six months ended June 30, 2003.

Item 12. Results of Operations and Financial Condition

On July 28, 2003, NFS issued a press release reporting its financial results for the three and six months ended June 30, 2003. This information set forth under “Item 12. Results of Operations and Financial Condition” is intended to be furnished and such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

Date: July 29, 2003	/s/ Mark R. Thresher
Mark R. Thresher Senior Vice President – Chief Financial Officer